Exhibit 99.2

NOVA LIFESTYLE, INC.
AND NOVA FURNITURE LIMITED AND SUBSIDIARIES

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2011 (UNAUDITED)

NOVA LIFESTYLE, INC.
AND NOVA FURNITURE LIMITED AND SUBSIDIARIES

CONTENTS

Financial Statements

Pro forma Consolidated Balance Sheet as of March 31, 2011 (unaudited)	1
Pro forma Consolidated Statement of Operations for the three months ended March 31, 2011 (unaudited)	2
Pro forma Consolidated Statement of Operations for the year ended December 31, 2010 (unaudited)	3

Notes to Pro forma Consolidated Financial Statements	4

NOVA LIFESTYLE, INC.
AND NOVA FURNITURE LIMITED AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2011 (UNAUDITED)

	(1)	(2)
	NOVA LIFESTYLE	NOVA FURNITURE	Pro forma		Pro forma
			Adjustments		Combined
ASSETS	(historical)	(historical)

Current Assets
Cash and cash equivalents	$--	$575,787			$575,787
Accounts receivable	--	6,931,753			6,931,753
Advance to suppliers	--	271,796			271,796
Inventory	--	1,795,264			1,795,264
Due from related parties	--	1,025,635			1,025,635
Other current assets	--	288,185			288,185
Deferred tax asset	--	116,402			116,402

Total Current Assets	--	11,004,822			11,004,822

Non-Current Assets
Heritage and Cultural assets	--	123,930			123,930
Plant, property and equipment, net	--	8,341,579			8,341,579
Construction in progress	--	76,261			76,261
Intangible assets, net	--	473,834			473,834

Total Non-Current Assets	--	9,015,604			9,015,604

Total Assets	$--	$20,020,426			$20,020,426

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$19,655	$2,385,913	(19,655)	(B)	$2,385,913
Advance from customers	--	25,269			25,269
Note payable	--	--	80,000	(A)	80,000
Accrued expenses and other payables	--	849,622			849,622
Taxes payable	--	380,862			380,862
Due to related party	--	110,288			110,288

Total current liabilities	19,655	3,751,954			3,831,954

Non-Current Liabilities
Deferred rent payable	--	46,867			46,867
Deferred tax liability, net	--	1,288			1,288
Income taxes payable	--	2,372,619			2,372,619

Total Non-Current Liabilities	--	2,420,774			2,420,774

Total Liabilities	19,655	6,172,728			6,252,728

Contingencies and Commitments

Stockholders' Equity
Common stock	2,596	10,000	2,304	(A) (B)	14,900
Additional paid in capital	13,144	13,302,500	(98,044)	(A) (B)	13,217,600
Subscription receivable		(2,400,000)			(2,400,000)
Statutory reserve		6,241			6,241
Accumulated other comprehensive income		1,716,144			1,716,144
Retained earnings	(35,395)	1,212,813	35,395	(B)	1,212,813

Total Stockholders' Equity	(19,655)	13,847,698			13,767,698

Total Liabilities and Stockholders' Equity	$--	$20,020,426			$20,020,426

(1) Source:  unaudited financial statements of Nova Lifestyle, Inc. (Formerly: Stevens Resources, Inc.) as of March 31, 2011, as filed in the Quarterly Report on Form 10-Q filed with the SEC on May 11, 2011.

(2) Source: unaudited consolidated financial statements of Nova Furniture Limited as of March 31, 2011, as filed in this Form 8-K filed with the SEC.
(A) Reflection of 5-for-1 stock split and cancellation of 10,000,000 shares in exchange for $80,000 by the former shareholder of Nova Lifestyle, Inc. (Formerly: Stevens Resources, Inc.); and the issuance of 11,920,000 shares (post stock split) to the shareholders of Nova Furniture Limited, resulting in 14,900,000 total shares outstanding of Nova Lifestyle, Inc. after the reverse merger.
(B) Elimination of Nova Lifestyle Inc. capital accounts and accumulated deficit as result of recapitalization, and reflection of payment of all liabilities of Nova Lifestyle, Inc. prior to closing.

See accompanying notes to pro forma combined financial statements.

NOVA LIFESTYLE, INC.
AND NOVA FURNITURE LIMITED AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2011 (UNAUDITED)

	(1)	(2)
	NOVA LIFESTYLE	NOVA FURNITURE	Pro forma		Pro forma
			Adjustments		Combined
	(historical)	(historical)

Net sales	$--	$5,632,790	$--		$5,632,790

Cost of sales	--	3,843,629	--		3,843,629

Gross profit	--	1,789,161	--		1,789,161

Operating expenses
Selling expenses	--	220,476	--		220,476
General and administrative expenses	2,933	326,553	57,500	(C)	386,986

Total operating expenses	2,933	547,029	57,500		607,462

Income from operations	(2,933)	1,242,132	(57,500)		1,181,699

Non-operating income (expenses)
Non-operating income		4,962
Foreign exchange transaction loss	--	(23,198)	--		(23,198)
Financial expenses	--	(9,389)	--		(9,389)
					-
Total non-operating expenses, net	--	(27,625)	--		(27,625)

Income before income tax	(2,933)	1,214,507	(57,500)		1,154,074

Income tax expense	--	208,965	--		208,965

Net income	$(2,933)	$1,005,542	$(57,500)		$945,109

Earnings per share					$0.06

Weighted average shares outstanding					14,900,000

(1) Source:  unaudited financial statements of Nova Lifestyle, Inc. (Formerly: Stevens Resources, Inc.) as of March 31, 2011, as filed in the Quarterly Report on Form 10-Q filed with the SEC on May 11, 2011.

(2) Source: unaudited consolidated financial statements of Nova Furniture Limited as of March 31, 2011, as filed in this Form 8-K filed with the SEC.
(C) To record pro forma compensation expense for employment agreements of named executive officers.

See accompanying notes to pro forma combined financial statements.

NOVA LIFESTYLE, INC.
AND NOVA FURNITURE LIMITED AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010 (UNAUDITED)

	(1)	(2)
	NOVA LIFESTYLE	NOVA FURNITURE	Pro forma		Pro forma
			Adjustments		Combined
	(historical)	(historical)

Net sales	$--	$28,818,982	$--		$28,818,982

Cost of sales	--	21,242,024	--		21,242,024

Gross profit	--	7,576,958	--		7,576,958

Operating expenses
Selling expenses	--	959,673	--		959,673
General and administrative expenses	27,846	1,205,881	230,000	(C)	1,463,727
Loss on disposal of plant, property and equipment	--	144,732	--		144,732

Total operating expenses	27,846	2,310,286	230,000		2,568,132

Income from operations	(27,846)	5,266,672	(230,000)		5,008,826

Non-operating income (expenses)
Non-operating income	--	58,477			58,477
Non-operating expenses	--	(633)	--		(633)
Foreign exchange transaction loss	--	(66,419)	--		(66,419)
Financial expense	--	(20,007)	--		(20,007)

Total non-operating expenses, net	--	(28,582)	--		(28,582)

Income before income tax	(27,846)	5,238,090	(230,000)		4,980,244

Income tax expense	--	1,035,081	--		1,035,081

Net income	$(27,846)	$4,203,009	$(230,000)		$3,945,163

Earnings per share					$0.26

Weighted average shares outstanding					14,900,000

(1) Source:  unaudited financial statements of Nova Lifestyle, Inc. (Formerly: Stevens Resources, Inc.) as of March 31, 2011, as filed in the Quarterly Report on Form 10-Q filed with the SEC on May 11, 2011; audited financial statements as of September 30, 2010, as filed in the Annual Report on Form 10-K as filed with the SEC on December 29, 2010; and unaudited financial statements as of March 31, 2010, as filed in the Quarterly Report on Form 10-Q filed with the SEC on May 17, 2010.

(2) Source: audited consolidated financial statements of Nova Furniture Limited as of December 31, 2010, as filed in this Form 8-K filed with the SEC.
(C) To record pro forma compensation expense for employment agreements of named executive officers.

See accompanying notes to pro forma combined financial statements.

NOVA LIFESTYLE, INC.
AND NOVA FURNITURE LIMITED AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

Effective as of June 27, 2011, in anticipation of the Share Exchange Agreement and related transactions described below, the Company changed its name from Stevens Resources, Inc. to Nova Lifestyle, Inc. (“Nova Lifestyle” or the “Company”) through a merger with the Company’s wholly owned, non-operating subsidiary established solely to change the Company’s name pursuant to Nevada law. Concurrently with this action, the Company authorized a 5-for-1 forward split of the Company’s common stock effective June 27, 2011. Prior to the forward split, the Company had 2,596,000 shares of its common stock outstanding, and, after giving effect to the forward split, the Company had 12,980,000 shares of its common stock outstanding. The effect of stock split has been retroactively restated.

On June 30, 2011, Nova Lifestyle entered into and consummated a series of agreements that resulted in the acquisition of all of the ordinary shares of Nova Furniture Limited (“Nova Furniture” or “Nova Furniture BVI”), a corporation organized under the laws of the British Virgin Islands (“BVI”). Pursuant to the terms of a Share Exchange Agreement and Plan of Reorganization dated June 30, 2011 (the “Share Exchange Agreement”), Nova Lifestyle issued 11,920,000 shares of its common stock to the shareholders of Nova Furniture in exchange for their 10,000 ordinary shares of Nova Furniture, consisting of all of its issued and outstanding capital stock. Concurrently with the Share Exchange Agreement and as a condition thereof, the Company entered into an agreement with its former president and director, pursuant to which he returned 10,000,000 shares of the Company’s common stock to the Company for cancelation in exchange for $80,000. The $80,000 was a 90-day note bearing interest at 0.46% per annum payable to the former shareholder. Upon completion of the foregoing transactions, the Company had 14,900,000 shares of its common stock issued and outstanding.

The accompanying pro forma consolidated balance sheet presents the accounts of Nova Lifestyle and Nova Furniture as if the acquisition of Nova Furniture by Nova Lifestyle occurred on March 31, 2011.  The accompanying pro forma consolidated statements of operations present the accounts of Nova Lifestyle and Nova Furniture including its subsidiaries, Nova Furniture (Dongguan) Co., Ltd. (“Nova Dongguan”), Nova Furniture Macao Commercial Offshore Limited (“Nova Macao”) and Nova Dongguan Chinese Style Furniture Museum (“Nova Museum”), for the three months ended March 31, 2011, and for the year ended December 31, 2010, as if the acquisition occurred on January 1, 2011, and January 1, 2010, for the purpose of the statements of operations, respectively. For accounting purposes, the transaction is being accounted for as a recapitalization of Nova Furniture because Nova Furniture’s shareholders will own the majority of the shares and will exercise significant influence over the operating and financial policies of the consolidated entity and Nova Lifestyle was a non-operating public shell prior to the acquisition. Pursuant to Securities and Exchange Commission (“SEC”) rules, the merger or acquisition of a private operating company into a non-operating public shell with nominal net assets is considered a capital transaction in substance, rather than a business combination.

The following adjustments would be required if the acquisition occurred as indicated above:

a.
Reflection of 5-for-1 stock split and cancellation of 10,000,000 shares in exchange for $80,000 by the former shareholder of Nova Lifestyle and the issuance of 11,920,000 shares (post stock split) to the shareholders of Nova Furniture, resulting in 14,900,000 total shares outstanding of Nova Lifestyle after the reverse merger .

b.	Elimination of Nova Lifestyles capital accounts and accumulated deficit as result of recapitalization, and reflection of payment of all liabilities of Nova Lifestyle prior to closing.

c.	To record pro forma compensation expense for employment agreements of named executive officers.